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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2003


                                  DANSKIN, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                       0-20382                   62-1284179
      --------                       --------                  ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                        Identification Number)

  530 SEVENTH AVENUE, NEW YORK, NEW YORK                     10018
  --------------------------------------                     -----
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 764-4630
       ------------------------------------------------------------------



   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

     On March 28, 2003, Danskin, Inc. (the "COMPANY") issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press release issued by the Company on March 28, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DANSKIN, INC.
                                    (Registrant)


Date: March 28, 2003                By: /s/  Donald Schupak
                                       --------------------------
                                       Name:  Donald Schupak
                                       Title: Chairman






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                                INDEX TO EXHIBITS


EXHIBIT NO.

99.1     Press release issued by the Company on March 28, 2003.